Long-Term Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
12½% Senior Notes. On April 1, 2013, the Company redeemed all of the remaining $98.1 million aggregate principal amount of the 12½% senior unsecured notes due April 1, 2016 (the “12½% Senior Notes”) at a redemption price equal to 106.250% of the principal amount. The Company redeemed the 12½% Senior Notes using $65.0 million of borrowings under the revolving credit facility and available cash.
8.0% Senior Notes, 6 5/8% Senior Notes and 6 1/8% Senior Notes. On April 10, 2013, KCSM commenced a cash tender offer for the 8.0% senior unsecured notes due February 1, 2018 (the “8.0% Senior Notes”), the 6 5/8% senior unsecured notes due December 15, 2020 (the “6 5/8% Senior Notes”) and the 6 1/8% senior unsecured notes due June 15, 2021 (the “6 1/8% Senior Notes”). In addition, KCSM concurrently commenced consent solicitations to amend the indentures governing the 8.0% Senior Notes and 6 5/8% Senior Notes to eliminate substantially all of the restrictive covenants and certain events of default contained therein, which became operative on May 3, 2013.
Through May 8, 2013, KCSM purchased $237.2 million principal amount of the tendered 8.0% Senior Notes, $181.0 million principal amount of the tendered 6 5/8% Senior Notes and $149.7 million principal amount of the tendered 6 1/8% Senior Notes (collectively, the “Senior Notes Tendered”) in accordance with the terms and conditions of the tender offer using a portion of the proceeds received from the issuance of $275.0 million principal amount of 2.35% senior unsecured notes due May 15, 2020 (the “2.35% Senior Notes”) and $450.0 million principal amount of 3.0% senior unsecured notes due May 15, 2023 (the “3.0% Senior Notes”).
Subsequent to the expiration of the cash tender offer, through June 26, 2013, KCSM purchased an additional $7.9 million principal amount of the 6 1/8% Senior Notes and redeemed the remaining $4.0 million outstanding principal amount of the 6 5/8% Senior Notes. On July 2, 2013, KCSM purchased an additional $1.0 million principal amount of the 6 1/8% Senior Notes.
2.35% Senior Notes. On May 3, 2013, KCSM issued $275.0 million principal amount of 2.35% Senior Notes, which bear interest semiannually at a fixed annual rate of 2.35%. The 2.35% Senior Notes were issued at a discount to par value, resulting in a $0.3 million discount and a yield to maturity of 2.368%. KCSM used the net proceeds from the issuance of the 2.35% Senior Notes and the 3.0% Senior Notes to purchase the Senior Notes Tendered, pay all fees and expenses incurred in connection with the 2.35% Senior Notes and 3.0% Senior Notes offerings and the tender offers, to finance the purchase of certain leased equipment and for other general corporate purposes. The 2.35% Senior Notes are redeemable at KCSM’s option, in whole or in part, prior to April 15, 2020, by paying the greater of either (i) 100% of the principal amount of the 2.35% Senior Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then-current U.S. Treasury rate plus 20 basis points, plus accrued interest and any additional amounts to but excluding the redemption date. On or after April 15, 2020, the 2.35% Senior Notes may be redeemed at KCSM’s option, in whole or in part at any time at a redemption price equal to 100% of the principal amount plus any accrued and unpaid interest. In addition, the notes are redeemable, in whole but not in part, at KCSM’s option at their principal amount, plus any accrued unpaid interest in the event of certain changes in the Mexican withholding tax rate.
3.0% Senior Notes. On May 3, 2013, KCSM issued $450.0 million principal amount of the 3.0% Senior Notes, which bear interest semiannually at a fixed annual rate of 3.0%. The 3.0% Senior Notes were issued at a discount to par value, resulting in a $1.9 million discount and a yield to maturity of 3.048%. KCSM used the net proceeds from the issuance of the 3.0% Senior Notes and the 2.35% Senior Notes to purchase the Senior Notes Tendered, pay all fees and expenses incurred in connection with the 2.35% Senior Notes and 3.0% Senior Notes offerings and the tender offers, to finance the purchase of certain leased equipment and for other general corporate purposes. The 3.0% Senior Notes are redeemable at KCSM’s option, in whole or in part, prior to February 15, 2023, by paying the greater of either (i) 100% of the principal amount of the 3.0% Senior Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then-current U.S. Treasury rate plus 20 basis points, plus accrued interest and any additional amounts to but excluding the redemption date. On or after February 15, 2023, the 3.0% Senior Notes may be redeemed at KCSM’s option, in whole or in part at any time at a redemption price equal to 100% of the principal amount plus any accrued and unpaid interest. In addition, the notes are redeemable, in whole but not in part, at KCSM’s option at their principal amount, plus any accrued unpaid interest in the event of certain changes in the Mexican withholding tax rate.
The 2.35% Senior Notes and 3.0% Senior Notes are denominated in U.S. dollars; are unsecured, unsubordinated obligations; rank pari passu in right of payment with KCSM’s existing and future unsecured, unsubordinated obligations and are senior in right of payment to KCSM’s future subordinated indebtedness. In addition, the senior notes include certain covenants which are customary for these types of debt instruments issued by borrowers with similar credit ratings.
Revolving Credit Facility. During the second quarter of 2013, the Company borrowed $65.0 million against the revolving credit facility for the redemption of the 12½% Senior Notes. As of June 30, 2013, the outstanding amount under the revolving credit facility was $10.0 million. As of December 31, 2012, KCSM had no amount outstanding under the revolving credit facility.
Related Company Revolving Credit Agreement. The Kansas City Southern Railway Company (“KCSR”), as a lender, and KCSM, as a borrower, entered into a Revolving Credit Agreement effective as of June 7, 2013 (the “Revolving Agreement”), pursuant to the terms of which KCSM may borrow up to $100.0 million from KCSR on a revolving basis at any time during the term of the Revolving Agreement. The Revolving Agreement is unsecured and terminates on December 31, 2018. As of June 30, 2013, KCSM had borrowed $52.5 million under the terms of the Revolving Agreement at a weighted average interest rate of 1.48%.
Debt Retirement Costs. The Company recognized debt retirement costs of $109.9 million during the second quarter of 2013 related to the tender and call premiums as well as the write-off of unamortized debt issuance costs and the original issue discounts as a result of the refinancing activities described above.

 Long-Term Debt
Long-term debt at December 31 (in millions):

	2012	2011
Long-term debt:
Revolving credit facility, variable interest rate, due 2017	$—	$—
12½% senior notes, due 2016	95.0	94.3
8.0% senior notes, due 2018	296.9	296.5
6 5/8% senior notes, due 2020	185.0	185.0
6 1/8% senior notes, due 2021	200.0	200.0
5.737% financing agreement, due 2023	48.4	52.8
6.195% financing agreement, due 2023	37.4	40.9
9.310% loan agreements, due 2020	81.7	88.1
Capital lease obligations, due serially to 2017	9.8	1.5
Other debt obligations	2.6	3.9
Total	956.8	963.0
Less: Debt due within one year	18.8	17.2
Long-term debt	$938.0	$945.8

Debt
Revolving Credit Facility. On August 30, 2010, KCSM entered into a secured credit agreement (the “2010 Credit Agreement”) with various lenders and other institutions which provided KCSM with a three-year $100.0 million revolving credit facility consisting of (i) a revolving facility in an amount up to $100.0 million (the “2010 Revolving Facility”) and, (ii) a letter of credit and a swing line facility in an amount up to $10.0 million each.
On September 30, 2011, KCSM entered into an amended and restated credit agreement (the “2011 Credit Agreement”) with various financial institutions. The 2011 Credit Agreement increased the revolving credit facility to $200.0 million and extended the maturity to September 30, 2016. The 2011 Credit Agreement included (i) a revolving credit facility up to $200.0 million (the “Revolving Facility”), (ii) a letter of credit facility up to $15.0 million (the “Letter of Credit Facility”), and (iii) a swing line facility up to $15.0 million (the “Swing Line Facility”). The Letter of Credit Facility and the Swing Line Facility each constitute usage under the Revolving Facility.
On November 29, 2012, KCSM entered into an amended and restated credit agreement (the “2012 Credit Agreement”) with various financial institutions, which amended and restated the 2011 Credit Agreement and eliminated or modified a number of restrictive covenants in KCSM's facility in order to achieve consistency between KCSM and firms with investment grade credit ratings. The amendment also included a "fall-away collateral" provision whereby KCSM's facility will convert from secured to unsecured obligations if investment grade senior unsecured debt ratings are assigned by at least two of the three primary rating agencies. In the event that KCSM's senior unsecured debt ratings were subsequently to fall below investment grade at all three primary rating agencies, collateral would be re-pledged and the facility would revert to a secured obligation. The amendment also incorporates a change in the pricing grid in the event that KCSM achieves a senior unsecured debt rating of BBB/Baa2 or higher by at least two of the three primary rating agencies. In that event, the floating interest rates paid by KCSM on the 2012 Credit Agreement would thereafter be determined by KCSM's senior unsecured credit rating rather than by KCSM's leverage ratio as is the case currently. Depending on KCSM's credit rating during the life of the 2012 Credit Agreement, the margin KCSM would pay above the London Interbank Offered Rate (“LIBOR”) at any point would be equal to or lower than the currently applicable margin of 1.75%. In addition to the amendment, KCSM extended the maturity of the Revolving Facility to November 15, 2017.
The 2012 Credit Agreement is currently secured by the accounts receivable and certain locomotives of KCSM and certain of its subsidiaries. In addition, KCSM and certain of its subsidiaries agreed to subordinate payment of certain intercompany debt, certain KCSM subsidiaries guaranteed repayment of the amounts due under the 2012 Credit Agreement (up to the amount permitted by KCSM’s outstanding indentures) and certain equity interests as defined in the 2012 Credit Agreement were pledged to secure obligations under the 2012 Credit Agreement.
The 2012 Credit Agreement contains certain representations and warranties that are customary for credit agreements of this type. The 2012 Credit Agreement also contains affirmative and negative covenants that are customary for credit agreements of this type, including financial maintenance covenants related to a leverage ratio and an interest coverage ratio as defined in the 2012 Credit Agreement. Similarly, events of default under the 2012 Credit Agreement include, but are not limited to, certain payment defaults; breach of any representation or warranty; non-performance of covenants and obligations; default on other indebtedness; certain judgments rendered; restrictions or requirements limiting the availability or the transfer of foreign exchange; a change in control; bankruptcy or insolvency of KCSM and certain subsidiaries and obligors; an impairment of security; the failure of subordination; certain actions by a governmental authority; failure to obtain certain consents; and termination of the concession title. The occurrence of an event of default could result in the acceleration of the repayment of any outstanding principal balance of the Revolving Facility.
As of December 31, 2012 and 2011, KCSM had no outstanding amount under the Revolving Facility.
12½% Senior Notes. On March 30, 2009, KCSM issued $200.0 million principal amount of the 12½% senior unsecured notes due April 1, 2016 (the “12½% Senior Notes”), which bear interest semiannually at a fixed annual rate of 12½%. The     12½% Senior Notes were issued at a discount to par value, resulting in an $11.0 million discount and a yield to maturity of     13¾%. KCSM used a portion of the net proceeds from the offering to repay all amounts outstanding under a credit agreement entered into on June 14, 2007. The 12½% Senior Notes are redeemable at KCSM’s option in whole or in part on and after April 1, 2013, at the following redemption prices (expressed as percentages of principal amount) plus any accrued and unpaid interest: 2013 — 106.250%, 2014 — 103.125% and 2015 — 100.000%. In addition, the notes are redeemable, in whole but not in part, at KCSM’s option at their principal amount, plus any accrued and unpaid interest, in the event of certain changes in the Mexican withholding tax rate.
On June 4, 2010, KCSM redeemed $70.0 million principal amount of the 12½% Senior Notes pursuant to a provision which allowed KCSM to redeem up to 35.0% of the 12½% Senior Notes any time prior to April 1, 2012, at par value plus coupon from the proceeds of any sale of capital stock in KCSM or KCS. This followed KCS’s offering of 5.8 million shares of common stock for net proceeds of $214.9 million in May 2010 and a subsequent $95.0 million capital contribution from KCS to the Company. On November 2, 2010, pursuant to an offer to purchase, KCSM commenced a cash tender offer for its 12½% Senior Notes. On December 20, 2010, KCSM purchased $31.9 million principal amount of the tendered 12½% Senior Notes in accordance with the terms and conditions of the tender offer set forth in the offer to purchase using the proceeds received from the issuance of $185.0 million principal amount of the 6 5/8% senior unsecured notes due December 15, 2020 (the “6 5/8% Senior Notes”).
8.0% Senior Notes. On January 22, 2010, KCSM issued $300.0 million principal amount of 8.0% senior unsecured notes due February 1, 2018 (the “8.0% Senior Notes”), which bear interest semiannually at a fixed annual rate of 8.0%. The 8.0% Senior Notes were issued at a discount to par value, resulting in a $4.3 million discount and a yield to maturity of 8¼%. KCSM used the net proceeds from the issuance of the 8.0% Senior Notes and available cash to purchase $290.0 million principal amount of the 9 3/8% senior unsecured notes due May 1, 2012 (the “9 3/8% Senior Notes”) tendered under an offer to purchase and pay all fees and expenses incurred in connection with the 8.0% Senior Notes offering and the tender offer. The 8.0% Senior Notes are redeemable at KCSM’s option, in whole or in part, on and after February 1, 2014, at the following redemption prices (expressed as percentages of principal amount) plus any accrued and unpaid interest: 2014 — 104.000%, 2015 — 102.000%, 2016 and thereafter — 100.000%. In addition, KCSM may redeem up to 35% of the 8.0% Senior Notes any time prior to February 1, 2013, at par value plus coupon from the proceeds of the sale of capital stock in KCSM or KCS. In addition, the notes are redeemable, in whole but not in part, at KCSM’s option at their principal amount, plus any accrued and unpaid interest, in the event of certain changes in the Mexican withholding tax rate.
6 5/8% Senior Notes. On December 20, 2010, KCSM issued the 6 5/8% Senior Notes, which bear interest semiannually at a fixed annual rate of 6 5/8%. KCSM used the net proceeds from the issuance of the 6 5/8% Senior Notes and available cash to purchase $142.6 million principal amount of the 7 5/8% senior unsecured notes due December 1, 2013 (the “7 5/8% Senior Notes”) and $31.9 million principal amount of the 12½% Senior Notes tendered under an offer to purchase and pay all fees and expenses incurred in connection with the 6 5/8% Senior Notes offering and the tender offers. The 6 5/8% Senior Notes are redeemable at KCSM’s option, in whole or in part prior to December 15, 2015, by paying the greater of either 101% of the principal amount or the principal amount plus a “make whole” premium and in whole or in part on or after December 15, 2015, at the following redemption prices (expressed as percentages of principal amount) plus any accrued and unpaid interest: 2015— 103.313%, 2016 — 102.208%, 2017 — 101.104%, 2018 and thereafter —100.000%. In addition, KCSM may redeem up to 35% of the 6 5/8% Senior Notes at a redemption price equal to 106.625% any time prior to December 15, 2013, at par value plus coupon from the proceeds of the sale of capital stock in KCSM or KCS. In addition, the notes are redeemable, in whole but not in part, at KCSM’s option at their principal amount, plus any accrued and unpaid interest, in the event of certain changes in the Mexican withholding tax rate.
6 1/8% Senior Notes. On May 20, 2011, KCSM issued $200.0 million principal amount of the 6 1/8% senior unsecured notes due June 15, 2021 (the “6 1/8% Senior Notes”) at par, which bear interest semiannually at a fixed annual rate of 6 1/8%. The Company used the proceeds from the issuance of the 6 1/8% Senior Notes and available cash to purchase and redeem the outstanding $165.0 million principal amount of 7 3/8% senior unsecured notes due June 1, 2014 and the remaining $32.4 million principal amount of the 7 5/8% Senior Notes and pay all fees and expenses incurred in connection with the 6 1/8% Senior Notes offering and the tender offers. The 6 1/8% Senior Notes are redeemable at KCSM’s option, in whole or in part prior to June 15, 2016, by paying the greater of either 101% of the principal amount or the principal amount plus a “make whole” premium and in whole or in part on or after June 15, 2016, at the following redemption prices (expressed as percentages of principal amount) if redeemed during the 12-month period commencing on June 15 of the following years, plus any accrued and unpaid interest to the date of redemption: 2016 — 103.063%, 2017 — 102.042%, 2018 — 101.021%, 2019 and thereafter —100.000%. In addition, the Company may redeem up to 35.0% of the 6 1/8% Senior Notes at a redemption price equal to 106.125% any time prior to June 15, 2014, from the proceeds of the sale of KCSM’s capital stock or the capital stock of KCS. In addition, the notes are redeemable, in whole but not in part, at KCSM’s option at their principal amount, plus any accrued and unpaid interest, in the event of certain changes in the Mexican withholding tax rate.
All of KCSM’s senior notes described above are denominated in dollars; are unsecured, unsubordinated obligations; rank pari passu in right of payment with KCSM’s existing and future unsecured, unsubordinated obligations and are senior in right of payment to KCSM’s future subordinated indebtedness. In addition, the senior notes include certain covenants which are customary for these types of debt instruments issued by borrowers with similar credit ratings and restrict or prohibit certain actions. Certain of these covenants no longer apply if the notes are assigned an investment grade rating by both Moody’s Investors Service and Standard & Poor’s Rating Services.
Locomotive Financing
5.737% Financing Agreement. On February 26, 2008, KCSM entered into a financing agreement with Export Development Canada (“EDC”) for an aggregate principal amount of $72.8 million. KCSM used the proceeds to finance 85.0% of the purchase price of forty new SD70ACe locomotives purchased by KCSM in late 2007 and early 2008. KCSM granted EDC a security interest in the locomotives to secure the loan. The financing agreement requires KCSM to make thirty equal semi-annual principal payments of approximately $2.4 million plus interest at an annual rate of 5.737%, with the final payment due and payable on February 28, 2023.
6.195% Financing Agreement. On September 24, 2008, KCSM entered into a financing agreement with DVB Bank AG (“DVB”) for an aggregate principal amount of $52.2 million. KCSM used the proceeds to finance approximately 80% of the purchase price of twenty-nine ES44AC locomotives purchased by KCSM in June 2008. KCSM granted DVB a security interest in the locomotives to secure the loan. The financing agreement requires KCSM to make sixty equal quarterly principal payments plus interest at an annual rate of 6.195%, with the final payment due and payable on September 29, 2023.
9.310% Loan Agreements. On September 1, 2011, KCSM, as borrower, entered into five Loan Agreements (each a “Loan Agreement”, and collectively, the “Loan Agreements”) with General Electric Capital Corporation, as lender (“GE”), each with a principal amount of approximately $18.2 million. KCSM used the loan proceeds to finance approximately 88% of the purchase price of seventy-five GE AC4400 CW locomotives (the “Locomotives”) purchased by KCSM from GE on September 1, 2011. The Locomotives were previously leased by KCSM from GE pursuant to a Lease Agreement dated April 30, 1998. The Lease Agreement, which had been accounted for as an operating lease, was terminated with the purchase of the Locomotives by KCSM. To secure the loans from GE, KCSM transferred legal ownership of the Locomotives to five irrevocable trusts established by KCSM to which GE is the primary beneficiary and KCSM has a right of reversion upon satisfaction of the obligations of the Loan Agreements.
Each Loan Agreement requires KCSM to make thirty-eight quarterly principal payments plus interest at an annual rate of 9.31%, which approximates the implicit interest rate in the Lease Agreement. KCSM generated certain tax benefits as a result of purchasing the locomotives. The first payments were due and payable on September 15, 2011, and the final payments are due and payable on December 15, 2020.
KCSM’s locomotive financing agreements contain representations, warranties and covenants typical of such equipment loan agreements. Events of default in the financing agreements include, but are not limited to, certain payment defaults, certain bankruptcy and liquidation proceedings and the failure to perform any covenants or agreements contained in the financing agreements. Any event of default could trigger acceleration of KCSM’s payment obligations under the terms of the financing agreements.
Debt Covenants Compliance
The Company was in compliance with all of its debt covenants as of December 31, 2012.
Leases and Debt Maturities
The Company leases transportation equipment, as well as office and other operating facilities under various capital and operating leases. Rental expenses under operating leases were $38.3 million, $46.6 million and $53.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. Operating leases that contain scheduled rent adjustments are recognized on a straight-line basis over the term of the lease. Contingent rentals and sublease rentals were not significant. Minimum annual payments and present value thereof under existing capital leases, other debt maturities and minimum annual rental commitments under non-cancelable operating leases are shown below (in millions):

Years	Long-Term Debt	Capital Leases			Total Debt	Operating Leases	Total
		Minimum Lease Payments	Less Interest	Net Present Value
2013	$16.4	$2.7	$0.3	$2.4	$18.8	$29.2	$48.0
2014	17.1	2.7	0.2	2.5	19.6	24.5	44.1
2015	16.7	2.7	0.2	2.5	19.2	17.0	36.2
2016	112.4	2.3	0.1	2.2	114.6	15.7	130.3
2017	18.3	0.2	—	0.2	18.5	8.6	27.1
Thereafter	766.1	—	—	—	766.1	57.3	823.4
Total	$947.0	$10.6	$0.8	$9.8	$956.8	$152.3	$1,109.1

In the normal course of business, the Company enters into long-term contractual requirements for future goods and services needed for the operations of the business. Such commitments are not in excess of expected requirements and are not reasonably likely to result in performance penalties or payments that would have a material adverse effect on the Company’s liquidity.